Bunker inventory (Details) metric_tons_of_fuel in Thousands	12 Months Ended
	Dec. 31, 2019 USD ($) metric_tons_of_fuel	Jun. 27, 2019 USD ($)	Dec. 31, 2018 USD ($)	[1]
Disclosure of detailed information about borrowings [line items]
Fuel inventory purchased (in metric tons) | metric_tons_of_fuel	420
Payment for purchase of inventory	$ 202,300,000
Bunker inventory (Note 11)	183,382,000		$ 22,261,000
Secured Loan Due 2021 With Margin Rate At 2.1%
Disclosure of detailed information about borrowings [line items]
Notional amount	$ 100,000,000.0	$ 100,000,000

[1]	* The Group initially applied IFRS 16 at January 1, 2019, using the modified retrospective approach. Under this approach, comparative information is not restated. Due to the increased significance of inventory (see accounting policies), the Group has re-presented the comparative information related to bunker inventory to align with the current year presentation.